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MONTGOMERY
STREET
INCOME
SECURITIES

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 4
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Annual Report
December 31, 2000


SCUDDER
INVESTMENTS(SM)
[LOGO]

                                               101 California Street, Suite 4100
                                                         San Francisco, CA 94111
                                                                  (415) 981-8191


Dear Stockholder:

The investments of Montgomery Street Income Securities, Inc. (the "fund") produced a total return based on net asset value (NAV) of 11.21% for its most recent fiscal year ended December 31, 2000. The total NAV return of the fund underperformed the unmanaged Lehman Brothers Aggregate Bond Index, a benchmark we use for comparative purposes, which had a total return of 11.63% for the 12-month period. The fund's underweighting of Treasury bonds and a longer-than-normal duration hindered relative performance during the period.

The December 31, 2000 NAV per share was $18.83, versus $18.37 12 months earlier. During the year 2000, the fund paid four dividends. The fund paid dividends of $0.33 and $0.34 in the the second and third quarters, respectively. During the fourth quarter, the fund paid two dividends of $0.34 per share. In addition, the fund's return based on NAV for the three months ended December 31, 2000 was 3.68%.

The Market and Economic Conditions

In a year in which equity investors fled technology stocks with lofty price-to-earnings ratios, perceived credit quality was closely linked to total return performance in the credit markets. In 2000, Treasury securities -- benefiting from a "flight to quality" and Treasury Department buybacks -- performed especially well but high yield bonds suffered. While the bond market was racked by credit concerns, the Federal Reserve was gradually changing from an inflation-fighting stance to an accommodative stance.

Investors' perceptions regarding the direction of the U.S. economy changed significantly over the course of 2000. During the first half of the year the bond market was under pressure due to rising short-term interest rates. Over the summer, evidence began to emerge suggesting that the Fed's series of interest rate increases was beginning to have its effect. And by the close of the year it became apparent that a mix of short-term interest rate increases, higher energy prices, and a sharply declining stock market had cooled the U.S. economy considerably. Some investors began to position their portfolios for the desired "soft landing," in which the economy grows at a more reasonable pace, but without the threat of inflation which often accompanies more rapid growth. Over the course of 2000, there was significant volatility in the Treasury yield curve. The yield curve ended 2000 positively sloped except for the overnight to two-year portion, which remained inverted, characteristic of a Treasury market anticipating an economic downturn.

Related to credit quality, corporate bonds -- and other "spread products" whose yields are compared with Treasury yields -- significantly underperformed Treasuries in 2000, putting detailed credit research at a premium. Though high-grade corporate bonds posted positive returns for the most part, the spread between corporate yields and Treasury yields widened. And because of worries that the economy might fall into a recession rather than achieve a soft landing, the high yield market slumped last November, its worst month since the 1998 Russian crisis. Of the many defaults that beset the high yield market in 2000, 12% were from companies that had once been investment grade. Mortgage-backed securities, which are not subject to similar credit concerns, outperformed corporate bonds over the course of the year.

Strategy and Outlook

Over its most recent fiscal year, the fund continued its focus on corporate issues, which made up 54% of the fund's gross assets as of December 31, 2000. The remainder of the fund's portfolio is invested in mortgage-backed securities, asset-backed securities, and U.S. Treasuries. The majority of its mortgage-backed securities are used to effect leverage in the portfolio and thereby increase income. Leverage can be an especially effective tool to enhance total return during times of declining interest rates. The mortgage position is divided between GNMAs and FNMAs, most with coupons of 7.5-8.0%.

Though high-grade corporate bonds still make up the majority of assets in the fund's portfolio, we underweighted this sector during the latter portion of 2000, because of our concerns over credit quality. When we did purchase corporate bonds, we emphasized intermediate-term issues because of their more attractive value and picked companies that we felt would hold their value well in case of recession. Specific examples include utilities such as KeySpan and Texas Eastern, and stable consumer products companies including Unilever. We sold bonds that we believed were recession-sensitive.

At the same time, we added to the fund's allocation in Treasury bonds and increased the fund's duration. Duration is a measure of the portfolio's sensitivity to interest rates. (If interest rates were to rise by 1%, the value of a portfolio with a duration of 5.4 years should decline by about 5.4%.) With our Treasury holdings, we emphasized short to intermediate maturities in anticipation of Fed easing. We took these actions in anticipation of the slowdown in the economy and the Fed's moves to ease interest rates. In addition, because of quality concerns we trimmed the fund's single B high yield exposure early in 2000. In early December, when the market turned positive, we added back many of the same high yield positions. These included McLeodUSA, Global Crossing, and Nextel, all bellwether high yield bonds that typically perform well in a rallying market. Lastly, the fund's use of mortgage dollar rolls added approximately $.045 per share to the fund's income for the year.

Looking ahead, despite recent cuts in interest rates short-term prospects for the U.S. economy seem suspect. But whether we experience a soft landing or a recession, we believe the outlook for high-grade as well as for high yield corporate bonds has improved dramatically. That is because corporate bonds appear to have already experienced their "recession." We intend to approach the current environment by maintaining a steady course, focusing on lower-grade bonds that we believe will benefit from a rally, and keeping duration neutral to the fund's benchmark.

Limited Share Repurchases

The fund is authorized to repurchase a limited number of shares of the fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were 59,000 shares repurchased during 2000, representing 0.57% of the outstanding shares of the fund. Up to 15,000 shares may be repurchased during the first quarter of 2001.

Dividend Reinvestment and Cash Purchase Option

The fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gain distributions in the shares of the fund. This Plan also allows you to make additional cash investments in fund shares. We recommend that you consider enrolling in the Plan to build your investments. Kemper Service Company is the fund's Plan Agent, and the Plan's features are described beginning on page 18 of this report.

Zurich Scudder Investments, Inc.

Effective  January 1, 2001,  the fund's  Investment  Manager  changed its legal,
corporate  name  from  Scudder  Kemper  Investments,   Inc.  to  Zurich  Scudder
Investments, Inc. ("Scudder").

Election of Director

On December 15, 2000, the fund's Board of Directors appointed John T. Packard as a Director of the fund, effective April 1, 2001.

Portfolio Management Team

Harry E. Resis, Robert S. Cessine, and Richard L. Vandenberg were appointed as portfolio managers of the fund in April 2000, and were elected vice presidents of the fund in July 2000. Messrs. Resis and Cessine have been associated with Scudder since 1988 and 1993, respectively, and are currently managing directors of Scudder. Mr. Vandenberg has been associated with Scudder since March 1996, and is currently a managing director of Scudder; prior to March 1996, he was a senior vice president and portfolio manager of Voyageur Asset Management.

Thank you for being a stockholder.

Sincerely,


/s/Victor L. Hymes                                /s/Harry E. Resis, Jr
Victor L. Hymes                                   Harry E. Resis, Jr.
President                                         Lead Portfolio Manager

/s/Robert S. Cessine                              /s/Richard L. Vandenberg
Robert S. Cessine                                 Richard L. Vandenberg
Portfolio Manager                                 Portfolio Manager


--------------------------------------------------------------------------------
This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Your fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT POLICIES

Investment of your fund is guided by the following principal investment policies:

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in U.S. or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The fund may invest money pursuant to repurchase agreements so long as the fund is initially wholly secured with collateral consisting of securities in which the fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% -- and be as to any one borrower more than 5% -- of the fund's total assets.

The fund may loan portfolio securities so long as the fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the fund's total assets.

The fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or that at the time of purchase, the fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the fund's total assets.

Subject to adoption of Board guidelines, the fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the fund's obligations under such instruments may not exceed the market value of the fund's assets not subject to the 30% basket.

SCHEDULE OF INVESTMENTS

December 31, 2000


                                                                    Principal
                                                                    Amount ($)    Value ($)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%
(under 1 year)
        Federal Home Loan Bank, 6.21%, 1/2/2001 ................    3,100,000    3,099,505
        State  Street  Bank  and  Trust  Company, 5.95%,  to be
        repurchased at $169,112 on 1/2/2001* ...................      169,000      169,000
                                                                                ----------
          TOTAL SHORT-TERM INVESTMENTS (Cost $3,268,505) .......                 3,268,505
                                                                                ----------
------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BONDS -- 56.4%
(1-8 years)
U.S. Treasury Obligations -- 15.2%
        U.S. Treasury Bond, 9.375%, 2/15/2006 ..................    2,000,000    2,375,000
        U.S. Treasury Note, 5.625%, 11/30/2002 .................    7,000,000    7,056,840
        U.S. Treasury Note, 6.75%, 5/15/2005 ...................    3,215,000    3,424,972
        U.S. Treasury Note, 5.75%, 11/15/2005 ..................   16,050,000   16,574,193
                                                                                ----------
                                                                                29,431,005
                                                                                ----------
Foreign Bonds -- U.S.$ Denominated -- 3.9%
        Deutsche Telekom  International  Finance,  Inc., 7.75%,
        6/15/2005 ..............................................    2,000,000    2,034,580
        Province of Ontario, 5.5%, 10/1/2008 ...................    1,900,000    1,828,503
        Province of Quebec, 7%, 1/30/2007 ......................    1,500,000    1,557,465
        Repsol International Finance, 7.45%, 7/15/2005 .........    2,000,000    2,051,000
                                                                               -----------
                                                                                 7,471,548
                                                                               -----------
Collateralized Mortgage Obligations -- 1.3%
        LB Commercial  Conduit  Mortgage Trust,  Series 1998-C4,
6.21%, 10/15/2008 ..............................................    2,500,000    2,472,104
                                                                               -----------
Asset Backed -- 2.0%
        Capital Auto  Receivables  Asset Trust,  Series 2002-2,
        A3, 6.46%, 11/15/2004 ..................................      850,000      855,445
        Citibank  Credit Card Issuance  Trust,  Series  2000-A1,
        6.9%, 10/17/2007 .......................................    1,025,000    1,057,427
        MBNA  Master  Credit Card Trust,  Series  2000-I, 6.9%,
        1/15/2008 ..............................................    2,000,000    2,075,139
                                                                               -----------
                                                                                 3,988,011
                                                                               -----------
Communications -- 2.4%
  Telephone/Communications
        Level 3 Communications, Inc., 9.125%, 5/1/2008 .........    1,500,000    1,211,250
        Qwest Communications International, 7.5%, 11/1/2008 ....    2,000,000    2,055,100
        Sprint Capital Corp., 6.125%, 11/15/2008 ...............    1,600,000    1,439,072
                                                                               -----------
                                                                                 4,705,422
                                                                               -----------
Consumer Discretionary -- 3.9%
  Hotels & Casinos
        Mandalay Resort Group, 9.5%, 8/1/2008 ..................    2,000,000    1,980,000
        Park Place Entertainment, 8.5%, 11/15/2006 .............    2,500,000    2,593,750
        Tricon Global Restaurants, 7.65%, 5/15/2008 ............    3,000,000    2,923,560
                                                                               -----------
                                                                                 7,497,310
                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                                                                             Principal
                                                                             Amount ($)   Value ($)
---------------------------------------------------------------------------------------------------
Consumer Staples -- 2.3%
  Food & Beverage
        The Great  Atlantic & Pacific Tea Company,  Inc.,  7.7%, 1/15/2004   3,825,000   2,601,000
        Unilever Capital Corp., 6.875%, 11/1/2005 ........................   1,800,000   1,858,356
                                                                                       -----------
                                                                                         4,459,356
                                                                                       -----------
Durables -- 0.9%
  Aerospace
        Lockheed Martin Corp., 7.25%, 5/15/2006 ..........................   1,200,000   1,238,796
        Lockheed Martin Corp., 7.7%, 6/15/2008 ...........................     525,000     554,474
                                                                                       -----------
                                                                                         1,793,270
                                                                                       -----------
Energy -- 3.6%
  Oilfield Services/Equipment -- 1.5%
        Petroleum Geo-Services, 7.5%, 3/31/2007 ..........................   3,000,000   2,896,770
                                                                                       -----------
  Oil & Gas Production -- 2.1%
        Limestone Electronic Trust, 8.625%, 3/15/2003 ....................   2,000,000   2,054,580
        Louis Dreyfus Natural Gas Corp., 9.25%, 6/15/2004 ................   2,000,000   2,085,000
                                                                                       -----------
                                                                                         4,139,580
                                                                                       -----------
Financial -- 9.9%
  Banks -- 4.9%
        Citigroup Inc., 6.57%, 12/1/2005 .................................   2,500,000   2,548,200
        FleetBoston Financial Corp., 7.25%, 9/15/2005 ....................   1,700,000   1,748,178
        PNC Funding Corp., 7%, 9/1/2004 ..................................   2,000,000   2,023,060
        Wells Fargo Company, 7.25%, 8/24/2005 ............................   3,000,000   3,111,540
                                                                                       -----------
                                                                                         9,430,978
                                                                                       -----------
  Real Estate -- 0.8%
        ProLogis Trust (REIT), 7.05%, 7/15/2006 ..........................   1,500,000   1,489,500
                                                                                       -----------
  Other -- 4.2%
        Federal National Mortgage Association, 7%, 7/15/2005 .............   5,000,000   5,247,650
        GS Escrow Corp., 7%, 8/1/2003 ....................................   3,000,000   2,913,360
                                                                                       -----------
                                                                                         8,161,010
                                                                                       -----------
Manufacturing -- 3.7%
  Diversified Manufacturing -- 2.6%
        Dow Chemical, 7%, 8/15/2005 ......................................   2,000,000   2,069,060
        Tyco International Group S.A., 6.25%, 6/15/2003 ..................   3,000,000   2,957,490
                                                                                       -----------
                                                                                         5,026,550
                                                                                       -----------
  Containers & Paper -- 1.1%
        International Paper Co., 8%, 7/8/2003 ............................   2,000,000   2,074,920
                                                                                       -----------


    The accompanying notes are an integral part of the financial statements.

                                                                               Principal
                                                                               Amount ($)     Value ($)
-------------------------------------------------------------------------------------------------------
Media -- 3.1%
  Cable Television
        CSC Holdings Inc., 7.875%, 12/15/2007 ............................     2,000,000     1,990,000
        Charter Communication Holdings LLC, 8.25%, 4/1/2007 ..............     2,500,000     2,237,500
        Comcast UK Cable Partners,  Ltd.,  Step-up Coupon, 0% to
        11/15/2000, 11.2% to 11/15/2007 ..................................     2,000,000     1,730,000
                                                                                           -----------
                                                                                             5,957,500
                                                                                           -----------
Service Industries -- 1.3%
  Environmental Services
        Waste Management, Inc., 8%, 4/30/2004 ............................     2,500,000     2,529,775
                                                                                           -----------
Utilities -- 2.9%
  Electric Utilities -- 2.3%
        Cleveland Electric/Toledo Edison Co., 7.67%, 7/1/2004 ............     2,000,000     2,065,880
        Niagara Mohawk Power Corp., 7.25%, 10/1/2002 .....................     2,268,294     2,279,431
                                                                                           -----------
                                                                                             4,345,311
                                                                                           -----------
  Water Supply -- 0.6%
        Azurix Corp., 10.375%, 2/15/2007 .................................     1,225,000     1,200,500
                                                                                           -----------
        TOTAL INTERMEDIATE-TERM BONDS (Cost $109,564,198) ................                 109,070,420
                                                                                           -----------
-------------------------------------------------------------------------------------------------------
LONG-TERM BONDS -- 62.8%
(over 8 years)
U.S. Government Pass-Thru -- 21.8%
        Federal National Mortgage  Association, 7.5%,  1/1/2021                1,965,000   12,138,867
        Federal National Mortgage Association,  8%, 1/1/2030 (c)(d) ......   13,000,000    13,316,875
        Government National Mortgage Association,   7.5%, 1/1/2029 (c)(d)    14,500,000    14,746,954
        Government National Mortgage Association,  8%, 8/15/2030 (b) .....   1,995,589      2,047,349
                                                                                          -----------
                                                                                           42,250,045
                                                                                          -----------
U.S. Treasury Obligations -- 5.1%
        U.S. Treasury Bond, 6.125%, 8/15/2029 ............................     1,525,000     1,658,682
        U.S. Treasury Note, 5.75%, 8/15/2010 .............................     7,870,000     8,247,524
                                                                                           -----------
                                                                                             9,906,206
                                                                                           -----------
Asset Backed -- 2.3%
        Asset  Securitization  Corp., Series 1997-D4 A1C, 7.42%, 4/14/2029     4,250,000     4,430,273
                                                                                           -----------
Communications -- 5.2%
  Telephone/Communications
        British Telecommunications PLC, 8.125%, 12/15/2010 ...............       950,000       960,412
        Crown Castle International Corp., 9.5%, 8/1/2011 .................     2,000,000     1,961,250
        Global Crossing Holdings Ltd., 9.5%, 11/15/2009 ..................     1,000,000       945,000

    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)     Value ($)
------------------------------------------------------------------------------------
        McLeodUSA Inc., 8.125%, 2/15/2009 ...............    1,000,000       860,000
        Nextel Communications, 9.375%, 11/15/2009 .......    1,175,000     1,098,625
        Verizon Global Funding Corp., 7.25%, 12/1/2010 ..    2,000,000     2,041,880
        Vodafone Group PLC, 7.75%, 2/15/2010 ............    2,000,000     2,080,620
                                                                         -----------
                                                                           9,947,787
                                                                         -----------
Construction -- 0.7%
  Home Building
        Ryland Group, 9.75%, 9/1/2010 ...................    1,340,000     1,293,100
                                                                         -----------
Consumer Discretionary -- 1.9%
  Department & Chain Stores -- 1.1%
        Wal-Mart Stores, Inc., 6.875%, 8/10/2009 ........    2,000,000     2,087,160
                                                                         -----------
  Hotels & Casinos -- 0.8%
        International Game Technology, 8.375%, 5/15/2009     1,500,000     1,496,250
                                                                         -----------
Consumer Staples -- 1.0%
  Food & Beverage
        Pepsi Bottling Holdings Inc., 5.625%, 2/17/2009 .    2,000,000     1,907,280
                                                                         -----------
Durables -- 1.3%
  Construction/Agricultural Equipment
        Lennar Corp., 9.95%, 5/1/2010 ...................    2,450,000     2,511,250
                                                                         -----------
Energy -- 7.0
  Oil & Gas Production
        Anadarko Petroleum Corp., 7%, 11/15/2027 ........    3,000,000     2,842,410
        Apache Finance Canada, 7.75%, 12/15/2029 ........    2,000,000     2,112,200
        Conoco Inc., 6.35%, 4/15/2009 ...................    2,750,000     2,733,610
        Phillips Petroleum, 8.75%, 5/25/2010 ............    2,000,000     2,288,480
        Unocal Corp., 9.4%, 2/15/2011 ...................    3,000,000     3,535,920
                                                                         -----------
                                                                          13,512,620
                                                                         -----------
Financial -- 4.2%
  Banks -- 0.6%
        Bank United Capital Trust, 10.25%, 12/31/2026 ...    1,500,000     1,168,500
                                                                         -----------
  Consumer Finance -- 2.0%
        Ford Motor Credit Co., 7.875%, 6/15/2010 ........    2,875,000     2,957,426
        General Motors Acceptance Corp., 7.75%, 1/19/2010      975,000     1,006,219
                                                                         -----------
                                                                           3,963,645
                                                                         -----------
  Real Estate -- 1.6%
        ERP Operating L.P. Note, 7.57%, 8/15/2026 .......    3,000,000     3,078,630
                                                                         -----------
Media -- 5.2%
  Broadcasting and Entertainment -- 1.8%
        British Sky Broadcasting, 6.875%, 2/23/2009 .....    2,000,000     1,746,340
        Paramount Communications, Inc., 7.5%, 7/15/2023 .    2,000,000     1,845,220
                                                                         -----------
                                                                           3,591,560
                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                                                          Principal
                                                                          Amount ($)      Value ($)
---------------------------------------------------------------------------------------------------
  Cable Television -- 2.3%
        Cox Communications Inc., 7.75%, 11/1/2010 ..................      2,000,000       2,070,380
        Time Warner Inc., 9.125%, 1/15/2013 ........................      2,000,000       2,324,640
                                                                                        -----------
                                                                                          4,395,020
                                                                                        -----------
  Print Media -- 1.1%
        News America Holdings, Inc., 9.25%, 2/1/2013 ...............      2,000,000       2,142,680
                                                                                        -----------
Service Industries -- 1.1%
  Miscellaneous Commercial Services
        Avis Rent a Car, 11%, 5/1/2009 .............................      2,000,000       2,155,000
                                                                                        -----------
Transportation -- 0.7%
  Airlines
        Continental Airlines, 6.545%, 2/2/2019 .....................      1,457,907       1,402,128
                                                                                        -----------
Utilities -- 5.3%
  Natural Gas Distributors -- 4.3%
        ANR Pipeline Co., debenture, 9.625%, 11/1/2021 .............      2,000,000       2,419,280
        KeySpan Corp., 7.625%, 11/15/2010 ..........................      1,925,000       2,043,002
        NiSource Finance Corp., 7.875%, 11/15/2010 .................      1,900,000       1,987,324
        Texas Eastern Transmission Corp., 7.3%, 12/1/2010 ..........      1,850,000       1,909,514
                                                                                        -----------
                                                                                          8,359,120
                                                                                        -----------
  Electric Utilities -- 1.0%
        AES Corp., 9.375%, 9/15/2010 ...............................      1,830,000       1,871,175
                                                                                        -----------
        TOTAL LONG-TERM BONDS (Cost $119,569,807) ..................                    121,469,429
                                                                                        -----------
---------------------------------------------------------------------------------------------------
        TOTAL INVESTMENT  PORTFOLIO -- 120.9% (Cost $232,402,510)(a)                    233,808,354
        OTHER ASSETS AND LIABILITIES, NET -- (20.9%) ...............                    (40,343,592)
                                                                                        -----------
        NET ASSETS -- 100.0% .......................................                    193,464,762
                                                                                        ===========
---------------------------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $232,586,865. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,221,489. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,650,725 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,429,236.

(b)      Effective maturities will be shorter due to prepayments.

(c)      Mortgage dollar roll

(d)      When-issued or forward delivery pools included.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000



ASSETS
   Investments, at value (identified cost $232,402,510) ................   $ 233,808,354
   Cash ................................................................         190,735
   Interest receivable .................................................       3,452,754
   Other assets ........................................................             294
                                                                             -----------
                                                            Total Assets     237,452,137
                                                                             -----------

LIABILITIES
   Dividends payable
                                                                           $   3,493,696
   Payables for investments purchased -- mortgage dollar roll ..........      40,257,177
   Accrued management fee ..............................................          87,031
   Other accrued expenses and payables .................................         149,471
                                                                             -----------
                                                       Total Liabilities      43,987,375
                                                                             -----------
      NET ASSETS, at value .............................................     193,464,762
                                                                             -----------

NET ASSETS
   Net assets consist of:
      Undistributed net investment income ..............................   $     101,154
      Net unrealized appreciation (depreciation) on investments ........       1,405,844
      Accumulated net realized gain (loss) .............................      (8,847,943)
      Paid-in capital ..................................................     200,805,707
                                                                             -----------
      NET ASSETS, at value .............................................   $ 193,464,762
                                                                             -----------

Net Asset Value Per Share ($193,464,762 / 10,275,576 shares
   of common stock outstanding, $.001 par value, 30,000,000
   shares authorized) ..................................................   $       18.83
                                                                                   =====


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2000



INVESTMENT INCOME
   Income:
      Interest  ........................................................                   $  15,042,633
      Dividends .........................................................                        183,742
                                                                                             -----------
                                                                                              15,226,375
                                                                                             -----------

   Expenses:
      Management and investment advisory fee ............................   $    933,117
      Services to shareholders ..........................................         51,374
      Custodian .........................................................          5,242
      Directors' fees and expenses ......................................         65,934
      Reports to shareholders ...........................................         98,413
      Auditing ..........................................................         54,861
      Legal .............................................................         44,084
      Other .............................................................         54,861       1,307,886
                                                                                             -----------
                                                    Net Investment Income                     13,918,489
                                                                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) from:
      Investments .......................................................                     (5,333,407)
                                                                                             -----------
   Net unrealized appreciation (depreciation) during the period on:
      Investments .......................................................                      9,958,114
                                                                                             -----------
   Net gain (loss) on investments .......................................                      4,624,707
                                                                                             -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS $ ....................................................                     18,543,196
                                                                                            ============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Years Ended December 31,
INCREASE (DECREASE) IN NET ASSETS                                             2000                1999
                                                                         ------------------ ------------------


Operations:
Net investment income .................................................   $  13,918,489    $  13,902,285
Net realized gain (loss) from investment transactions during
   the period .........................................................      (5,333,407)      (3,315,571)
Net unrealized appreciation (depreciation) on investment
   transactions during the period .....................................       9,958,114      (12,613,541)
                                                                          -------------    -------------
Net increase (decrease) in net assets resulting from operations .......      18,543,196       (2,026,827)
                                                                          -------------    -------------
   Net investment income ..............................................     (13,871,929)     (13,971,722)
                                                                          -------------    -------------
Fund share transactions:
   Reinvestment of dividends from net investment income ...............         722,791          985,139
   Cost of shares repurchased .........................................        (949,645)        (735,673)
                                                                          -------------    -------------
Net increase (decrease) in net assets from Fund share
   transactions .......................................................        (226,854)         249,466
                                                                          -------------    -------------
Increase (decrease) in net assets .....................................       4,444,413      (15,749,083)
Net assets at beginning of period .....................................     189,020,349      204,769,432
                                                                          -------------    -------------
Net assets at end of period (including undistributed net
  investment income of $101,154 and accumulated distributions in excess
  of net investment income of $13,780, respectively) ..................   $ 193,464,762    $ 189,020,349
                                                                          =============    =============
Other Information
Increase (decrease) in Fund shares
Shares outstanding at beginning of period .............................      10,289,694       10,273,464
                                                                          -------------    -------------
Shares issued to shareholders in reinvestment of dividends
   from net investment income .........................................          44,882           59,232
Shares repurchased ....................................................         (59,000)         (43,002)
                                                                          -------------    -------------
Net increase (decrease) in Fund shares ................................         (14,118)          16,230
                                                                          -------------    -------------
Shares outstanding at end of period ...................................      10,275,576       10,289,694
                                                                          =============    =============


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

                                                                        Years Ended December 31,
                                                         ----------------------------------------------------------------
                                                               2000       1999            1998        1997           1996
                                                         ----------------------------------------------------------------

Net asset value, beginning of period ................... $    18.37    $    19.93    $    20.29   $  19.54    $    19.94
Income from investment operations:
  Income (a) ...........................................       1.48          1.49          1.51       1.56          1.53
  Operating expenses (a) ...............................       (.13)         (.14)         (.14)      (.14)         (.15)
                                                         ----------    ----------    ----------   --------    ----------
  Net investment income (a) ............................       1.35          1.35          1.37       1.42          1.38
  Net realized and unrealized
   gain (loss) .........................................        .46         (1.55)         (.34)       .77          (.38)
                                                         ----------    ----------    ----------   --------    ----------
Total from investment operations .......................       1.81          (.20)         1.03       2.19          1.00
                                                         ----------    ----------    ----------   --------    ----------
Less distributions from:
  Net investment income ................................      (1.35)        (1.36)        (1.37)     (1.44)        (1.40)
  Net realized gains from investment
   transactions ........................................         --            --          (.02)        --            --
                                                         ----------    ----------    ----------   --------    ----------
                                                              (1.35)        (1.36)        (1.39)     (1.44)        (1.40)
                                                         ----------    ----------    ----------   --------    ----------
Net asset value, end of period ......................... $    18.83    $    18.37    $    19.93 $    20.29    $    19.54
                                                         ==========    ==========    ==========   ========    ==========
Per share market value, end of period .................. $    17.38    $    15.50    $    19.75 $    19.50    $    17.38
                                                         ==========    ==========    ==========   ========    ==========
Price range on New York Stock Exchange
  for each share of Common Stock
  outstanding during the period (Unaudited):
   High ................................................ $    17.38    $    19.94    $    20.38 $    19.94    $    19.50
   Low ................................................. $    15.06    $    15.06    $    18.75 $    17.25    $    16.75
Total Investment Return
  Per share market value (%) ...........................      21.65        (14.90)         8.74      21.15          4.54
  Per share net asset value (%) (b) ....................      11.21          (.05)         5.46      12.09          6.08
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................        193           189           205        207           198
Ratio of operating expenses to
  average daily net assets (%) .........................        .69           .70           .70        .71           .76
Ratio of net investment income to
  average daily net assets (%) .........................       7.32          7.01          6.83       7.17          7.07
Portfolio turnover rate (%) ............................     131.1(c)       82.2(c)       49.8       162.2(c)       92.1
--------------------

(a)      Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value.

(c) The portfolio turnover rates including mortgage dollar roll transactions were 335.4%, 208.9% and 218.1%, for the periods ended December 31, 2000, December 31, 1999 and December 31, 1997, respectively.

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

Note A--SIGNIFICANT ACCOUNTING POLICIES. Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates.

     Significant accounting policies are summarized as follows:

     Valuation of Investments--Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost.

     Equity Securities which are traded on U.S. or foreign stock exchanges are valued as of the close of regular trading on the New York Stock Exchange at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors of the Fund.

     Mortgage Dollar Rolls--The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

     Repurchase Agreements--The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

     Federal Income Taxes--The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required.

     At December 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $8,440,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007 ($4,433,000) and December 31, 2008 ($4,007,000), the respective expiration dates, whichever occurs first.

     From November 1, 2000 through December 31, 2000, the Fund incurred approximately $224,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2001.

     Distribution of Income and Gains--Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles (GAAP) generally accepted in the United States. These differences relate primarily to investments in mortgage-backed securities and foreign-denominated securities. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     Other--Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note B--MANAGEMENT AND INVESTMENT ADVISORY FEE. Under the Fund's Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("Scudder" or the "Advisor"), the Fund agrees to pay the Advisor for services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of the net assets of the Fund up to and including $150 million; 0.45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.40 of 1% of the value of the net assets of the Fund over $200 million. The Agreement also provides that the Advisor will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Advisor. For the year ended December 31, 2000, the fees pursuant to the Agreement amounted to $933,117, equivalent to an effective annualized rate of 0.49% of the Fund's average monthly net assets.

None of the Directors are affiliated with the Advisor. For the year ended December 31, 2000, Directors' fees and expenses aggregated $65,934.

Note C--PURCHASES AND SALES OF INVESTMENTS. For the year ended December 31, 2000, purchases and sales of investment securities (excluding direct U.S.
government obligations, short-term investments and mortgage dollar roll transactions) aggregated $191,342,313 and $215,607,557, respectively. Purchases and sales of direct U.S. government obligations aggregated $108,617,420 and $75,709,779, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $455,099,296 and $453,887,246, respectively.

Note D--ADOPTION OF NEW ACCOUNTING PRINCIPLE. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of its investments (but not the market value) by approximately $245,743. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Fund estimates that net investment income would have increased by approximately $4,982 or less than $.005 per share, and realized and unrealized gain (loss) per share would have increased (decreased) by the same amount.

Report of Ernst & Young LLP,
Independent Auditors

     To the Shareholders and Board of Directors
     Montgomery Street Income Securities, Inc.
     San Francisco, California

     We have audited the accompanying statement of assets and liabilities of Montgomery Street Income Securities, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montgomery Street Income Securities, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

     Boston, Massachusetts                                  /s/Ernst & Young LLP
     February 15, 2001

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   All registered stockholders of the fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the fund's Common Stock. Kemper Service Company is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

   If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the fund. If the fund declares a dividend or capital gains distributions payable either in cash or in stock of the fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the fund will issue new shares to the stockholder at the greater of the following on the Valuation Date:
(a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

   Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $3,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip which will be sent with each statement of the stockholder's account. Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

   Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Plan Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the fund or the Plan Agent upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

   Alternatively, stockholders may request the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

   The Plan may be amended by the fund or the Plan Agent at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received prior to the effective date.

   An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

   Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Plan Agent by writing Kemper Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, or by calling (800) 621-1048.

          DIRECTORS   JOHN C. ATWATER
                      RICHARD J. BRADSHAW
                      MARYELLIE K. JOHNSON
                      WENDELL G. VAN AUKEN
                      JAMES C. VAN HORNE
                        Chairman

           OFFICERS   VICTOR L. HYMES
                        President
                      ROBERT S. CESSINE
                        Vice President
                      JOHN R. HEBBLE
                        Treasurer
                      MAUREEN E. KANE
                        Vice President and Secretary
                      KATHRYN L. QUIRK
                        Vice President and
                        Assistant Secretary
                      HARRY E. RESIS
                        Vice President
                      RICHARD L. VANDENBERG
                        Vice President

         INVESTMENT   Zurich Scudder Investments, Inc.
            MANAGER   101 California Street, Suite 4100
                      San Francisco, CA 94111

           TRANSFER   Kemper Service Company
              AGENT   P.O. Box 219153
                      Kansas City, MO 64121-9153

          CUSTODIAN   State Street Bank and
                          Trust Company
                      225 Franklin Street
                      Boston, MA 02110

      LEGAL COUNSEL   Howard, Rice, Nemerovski,
                          Canady, Falk & Rabkin
                      Three Embarcadero Center
                      Seventh Floor
                      San Francisco, CA 94111

        INDEPENDENT   Ernst & Young LLP
           AUDITORS   200 Clarendon Street
                      Boston, MA 02116